UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date or Report (Date of earliest event reported): December 1, 2005

                         MEDICAL MEDIA TELEVISION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                         333-105840              59-3645932
------------------------------          -----------              ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                        33634
-------------------------------------------                        -----
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (813) 888-7330

                                       N/A
                         (Former Name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 2 - Financial Information

ITEM 2.03 Creation of a Direct Financial Obligation

On November 30, 2005, Medical Media Television, Inc. (the "Company") and an Investor entered into a Confidential Term Sheet and Letter of Intent ("Term Sheet") pursuant to which the Investor would loan the Company an aggregate of $1,000,000. The Term Sheet provides that the Company will issue a Convertible Promissory Note having an original aggregate face value of $1,000,000 ("Note"), and Common Stock Purchase Warrants ("Warrants").

Pursuant to the Term Sheet, the Company issued a Convertible Promissory Note dated November 30, 2005 for the principal amount of $1,000,000 with a term of 12 months. Interest will be compounded semi-annually and be payable at the end of each quarter in either (i) shares of Series C Zero Coupon Preferred Stock of the Company valued a $1.00 per share, or (ii) cash, at the option of the Investor. The first interest payment will be due December 31, 2005. The Series C Zero Coupon Preferred stock shall be convertible into shares of the Company's Common Stock on the Maturity Date at a 10% discount to the then-current market price based on the average closing price for the twenty (20) days immediately preceding the conversion. The Investor will loan the Company the $1,000,000 based on the following loan schedule:

         Loan Schedule:   November 30, 2005   $175,000
                          December 4, 2005    $250,000
                          December 15, 2005   $250,000
                          January 15, 2006    $325,000

On the date of maturity of the Note, the Investor will have the option to convert the Note into shares of the Company's Common Stock at a Fixed Conversion Price of $0.40 per share. With the consent of both the Company and the Investor, the Note may be extended for an additional 12 months, with the terms of the interest payments remaining the same. The Note shall not be convertible such that the Investor's overall Common Stock ownership position in the Company exceeds 4.99%; provided, however, that upon the Investor providing the Company with sixty-one (61) days notice (the "Waiver Notice") that the Investor would like to waive this restriction with regard to any or all shares of Common Stock issuable upon exercise of the conversion feature of the Note, this restriction will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice, and provided further that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of the Note.

Pursuant to the Term Sheet, the Company will issue the Investor its Common Stock Purchase Warrants (the "Warrants") to purchase an aggregate of 2,500,000 shares of the Company's Common Stock. The Warrants will be issued on a pro rata basis per the loan schedule, as follows:

                         November 30, 2005        437,500 warrants
                         December 4, 2005         625,000 warrants
                         December 15, 2005        625,000 warrants
                         January 15, 2005         812,500 warrants

The Warrants have a term of five (5) years with an exercise price of $0.75 per share (the "Exercise Price"). The Warrants are not exercisable such that the Investor's overall Common Stock ownership position in the Company exceeds 4.99%.

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

The first two payments according to the loan schedule were received on December 1, 2005 and December 5, 2005 respectively and the Company issued a Common Stock Purchase Warrant to the Investor for 437,500 shares and 625,000 shares.

Terms specify that the Company, at its earliest opportunity, and in any event not more than 120 days from the date of the transaction, register all of the Investor's underlying equity positions in the Company pursuant to a registration statement filed with the SEC, and that such registration statement will be kept effective for a period of 3 years, subject to customary carve-outs.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On November 30, 2005, Medical Media Television, Inc. (the "Company") and an Investor entered into a Confidential Term Sheet and Letter of Intent ("Term Sheet") pursuant to which the Investor would loan the Company an aggregate of $1,000,000. The Term Sheet provides that the Company will issue a Convertible Promissory Note having an original aggregate face value of $1,000,000 ("Note"), and Common Stock Purchase Warrants ("Warrants").

Pursuant to the Term Sheet, the Company issued a Convertible Promissory Note dated November 30, 2005 for the principal amount of $1,000,000 with a term of 12 months. Interest will be compounded semi-annually and be payable at the end of each quarter in either (i) shares of Series C Zero Coupon Preferred Stock of the Company valued a $1.00 per share, or (ii) cash, at the option of the Investor. The first interest payment will be December 31, 2005. The Series C Zero Coupon Preferred stock shall be convertible into shares of the Company's Common Stock on the Maturity Date at a 10% discount to the then-current market price based on the average closing price for the twenty (20) days immediately preceding the conversion. The Investor will loan the Company an aggregate of $1,000,000 based on the following loan schedule:

         Loan Schedule:   November 30, 2005      $175,000
                          December 4, 2005       $250,000
                          December 15, 2005      $250,000
                          January 15, 2006       $325,000

On the date of maturity of the Note, the Investor will have the option to convert the Note into shares of the Company's Common Stock at a Fixed Conversion Price of $0.40 per share. With the consent of both the Company and the Investor, the Note may be extended for an additional 12 months, with the terms of the interest payments remaining the same. The Note shall not be convertible such that the Investor's overall Common Stock ownership position in the Company exceeds 4.99%; provided, however, that upon the Investor providing the Company with sixty-one (61) days notice (the "Waiver Notice") that the Investor would like to waive this restriction with regard to any or all shares of Common Stock issuable upon exercise of the conversion feature of the Note, this restriction will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice, and provided further that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of the Note.

Pursuant to the Term Sheet, the Company will issue the Investor its Common Stock Purchase Warrants (the "Warrants") to purchase an aggregate of 2,500,000 shares of the Company's Common Stock. The Warrants will be issued on a pro rata basis per the loan schedule, as follows:


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

                       November 30, 2005       437,500 warrants
                       December 4, 2005        625,000 warrants
                       December 15, 2005       625,000 warrants
                       January 15, 2005        812,500 warrants

The Warrants have a term of five (5) years with an exercise price of $0.75 per share (the "Exercise Price"). The Warrants are not exercisable such that the Investor's overall Common Stock ownership position in the Company exceeds 4.99%.

The first two payments according to the loan schedule were received on December 1, 2005 and December 5, 2005 respectively and the Company issued a Common Stock Purchase Warrant to the Investor for 437,500 shares and 625,000 shares.

Terms specify that the Company, at its earliest opportunity, and in any event not more than 120 days from the date of the transaction, register all of the Investor's underlying equity positions in the Company pursuant to a registration statement filed with the SEC, and that such registration statement will be kept effective for a period of 3 years, subject to customary carve-outs.

In connection with the funding, the Company paid an $80,000 cash consulting fee and agreed to issue 300,000 Common Stock Purchase Warrants to Allderdice Media, Inc. Such Common Stock Purchase Warrants shall have a term of five (5) years from the effective date, shall have an exercise price of $0.75 per share, and shall have a cashless exercise provision.

The securities sold pursuant to this filing constitute more than 5% of the number of shares of outstanding of the Company's Common Stock. The issuance of the Note and Warrants were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that the Notes and Warrants were issued to an accredited investor who had access to the Company's financial and other relevant information.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Change in Board of Directors

      Pursuant to the Merger Agreement by and among African American Medical Network, Inc., AFMN, Inc., Medical Media Television, Inc., and AAMN Acquisition Sub, Inc., as amended, and consummated on November 16, 2005, the Company's board of directors, effective November 16, 2005 through December 31, 2006, was established as:

                  Philip M. Cohen, Chairman
                  Charles V. Richardson
                  Randall Maxey, M.D.
                  Jeffrey I. Werber, DVM
                  Bernard J. Kouma
                  J. Holt Smith, Esq.


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

      On December 2, 2005, two additional directors, Donald R. Mastropietro and Michael Marcovsky, were elected as directors. Also Bernard J. Kouma submitted his resignation from the board of directors effective December 2, 2005. A biographical sketch of the new board members, Charles V. Richardson, Randall Maxey, M.D., Donald R. Mastropietro, and Michael Marcovsky, follows:

      Charles V. Richardson - Mr. Richardson was elected to the Board of Directors of Medical Media on November 16, 2005. From April 2004 to November 16, 2005, Mr. Richardson served as Chairman of the Board, President, Chief Executive Officer, and Treasurer of AFMN, Inc. and African American Medical Network, Inc. Mr. Richardson continues to serve as a director of African American Medical Network, Inc. From March 2001 to April 2004, Mr. Richardson served as Director of Healthcare Marketing with Footsteps, LLC, a marketing and advertising agency specializing in culturally relevant, customized communications targeting the multicultural marketplace. Footsteps, LLC is the multicultural communications company affiliated with Omnicom, one of the world's largest advertising agency holding companies. From March 1996 to February 2001, he was President of TRIAD/TRG, Inc., a marketing and advertising communications company specializing in the African American market providing market research, public relations, sales promotion, and strategic planning to Fortune 1000 companies, the healthcare industry, and government agencies. He is a marketing and communications expert who has specialized in the urban consumer market for more than 25 years. His special expertise in the African American consumer market has led to many accomplishments, including: (i) creating award winning, image enhancing, communications and community outreach campaigns that successfully generated bottom-line results; (ii) implementing successful communications programs for healthcare clients to educate and inform target audiences about best practices, preventative care, and treatments for asthma, AIDS, stress and high blood pressure, and diabetes; and (iii) corporate involvements with assignments in managerial market research positions at Squibb, Beechnut, and Lever Brothers. In 1972, Mr. Richardson founded the first marketing research company in the United States to focus exclusively on the Black and Hispanic consumer markets. Mr. Richardson has been a regular lecturer on relationship marketing and has taught seminars on marketing and promoting healthcare awareness and preventative care to urban consumers for the New York Department of Social Services. He earned a B.A. in Business Administration at Syracuse University and has served on the University's Public Relations Advisory Council for more than 8 years.

      Randall Maxey, M.D. -- Dr. Maxey was elected to the board of directors of Medical Media on November 16, 2005. Previously, Dr. Maxey served as director of AFMN, Inc. He currently serves as director of African American Medical Network, Inc. and is the Chairman of its Medical Advisory Board. In the course of his scientific and academic career, Dr. Maxey has made outstanding contributions to research regarding the prevention and treatment of renal failure especially in cases complicated by cardiovascular disease. Over the years, his work has been recognized with awards from peers, colleagues, and medical professional organizations, i.e. the National Medical Association and the Golden State Medical Association. In 1998, one of Dr. Maxey's most significant achievements was recognized by Guam Memorial Hospital where he provided new approaches to preventing renal failure to diabetes mellitus and hypertension in South Pacific Islanders.

      Dr. Maxey earned his bachelor's degree in pharmacy from the University of Cincinnati in 1966, and concurrently, his Ph.D. in cardiovascular pharmacology from Howard University Graduate School and M.D. from Howard University College of Medicine (1966-1972). Following post-graduate training in the department of medicine at Harlem Hospital Center, Dr. Maxey was a postdoctoral fellow at the State University of New York at Downstate Medical Center in Brooklyn, New York. From 1973 to 1996, Dr. Maxey served as director of nephrology at Daniel Freeman Hospital and Robert F. Kennedy Medical Center, both located in California. Currently, Dr. Maxey is serving concurrent positions as medical director, and supervising medical director in California, and at various locations in Guam. Similarly, Dr. Maxey also has concurrent hospital appointments in both California and Guam.


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

      A devoted educator and mentor, Dr. Maxey has held academic appointments at Charles R. Drew University, California, Downstate Medical Center, New York, and Howard University, Washington, D.C., where he directed the Academic Reinforcement Program and taught the basic sciences in the College of Dentistry.

      Donald R. Mastropietro -- Mr. Mastropietro was elected as a director of Medical Media on December 2, 2005 and he currently serves as Sr. Vice President Finance, Chief Financial Officer, Treasurer, and Assistant Secretary. Mr. Mastropietro started with Medical Media in August 2002. From May 1999 to August 2002, Mr. Mastropietro held accounting positions with Intelliworxx, Inc., a publicly traded company specializing in the design, manufacture, and sale of hand-held computers, also serving as Corporate Secretary from March 2000. From 1996 until he joined Intelliworxx, Mr. Mastropietro worked as a financial consultant for several public and private companies. From 1993 to 1996, he served as Chief Financial Officer of EVRO Corporation, a publicly traded holding company. From 1972 to 1993, Mr. Mastropietro held several accounting positions at Teltronics, Inc, a publicly traded company specializing in the design, manufacture, and sale of telecommunication equipment, serving the last five years as Vice President of Finance, Chief Financial Officer, Secretary, and Treasurer.

      Michael Marcovsky -- Mr. Marcovsky was elected as a director of Medical Media on December 1, 2005. He previously served as a director of Medical Media from April 19, 2004 through November 16, 2005. From 1980 to the present, Mr. Marcovsky has served as President and owner of Marnel Associates, Ltd., a multi-tiered, Los Angeles-based communications firm where Mr. Marcovsky developed strategies for entry into new arenas of pay television, cable and pay-per-view for a list of clients that includes Citibank, CBS, ABC, Cox Cable, and Playboy Enterprises. From 1990 to 1994, Mr. Marcovsky served as Chairman and CEO of The Nostalgia Network, Inc. He is a pioneer in the cable and cellular communications industries and has intensive experience in the entertainment arena regarding Pay TV, Internet/E Commerce, and Pay-Per-View. Previously, he was Vice President of Program Operations with Warner Cable, Vice President of Pay-TV for Buena Vista Distribution (a division of Walt Disney Productions), President of Golden West Subscription Television and member of the Executive Committee of Golden West Broadcasters. As adjunct professor at St. John's and New York Universities, Mr. Marcovsky holds a Bachelor of Science from New York University, and an MBA from Fordham University.

Appointment of Principal Officers

      On  December  2, 2005,  the  Company  appointed  its  principal  Executive
         Officers as:

      Philip M. Cohen, Chairman, President, Chief Executive Officer

      Donald R.  Mastropietro,  Sr.  Vice  President  Finance,  Chief  Financial
         Officer, Treasurer, and Assistant Secretary

      Charles V.  Richardson,  Sr. Vice  President  Marketing,  Chief  Marketing
         Officer

      Teresa  J.  Bray,  Vice  President  Administration/Compliance,   Corporate
         Secretary

      A biographical sketch of the new executive officer, Charles V. Richardson, is included above.

      On December 2, 2005, the Company ratified a five-year Employment Agreement with Donald R. Mastropietro with an effective date of November 16, 2005. The material terms of the Employment Agreement are as follows: (a) base compensation of $128,400 per year, plus medical insurance; (b) salary increases at the discretion of the board of directors of the Company; (c) terminable by the Company at any time, for cause, with notice and sixty days to cure any material breach of the employment agreement; (d) terminable by the Company without cause, with notice and payment of six months' severance pay


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

based on compensation then in effect; (e) terminable by Mr. Mastropietro, for cause, with notice and the Company's payment of six months' severance pay based on compensation then in effect; and (f) terminable by Mr. Mastropietro, without cause, with notice. On December 2, 2005, the Company ratified the First Amendment to the Employment Agreement (the "Amendment Agreement") with Mr. Mastropietro with an effective date of November 29, 2005. The principal term of the Amendment Agreement was that Mr. Mastropietro's current salary of $90,000 will remain in effect until such time as the increased salary of $128,400 as set forth in the Employment Agreement can be paid through cash flow from operations of the Company.

      On December 2, 2005, the Company ratified a five-year Employment Agreement with Teresa J. Bray with an effective date of November 16, 2005. The material terms of the Employment Agreement are as follows: (a) base compensation of $118,400 per year, plus medical insurance; (b) salary increases at the discretion of the board of directors of the Company; (c) terminable by the Company at any time, for cause, with notice and sixty days to cure any material breach of the employment agreement; (d) terminable by the Company without cause, with notice and payment of six months' severance pay based on compensation then in effect; (e) terminable by Ms. Bray, for cause, with notice and the Company's payment of six months' severance pay based on compensation then in effect; and
(f) terminable by Ms. Bray, without cause, with notice. On December 2, 2005, the Company ratified the First Amendment to the Employment Agreement (the "Amendment Agreement") with Ms. Bray with an effective date of November 29, 2005. The principal term of the Amendment Agreement was that Ms. Bray's current salary of $80,000 will remain in effect until such time as the increased salary of $118,400 as set forth in the Employment Agreement can be paid through cash flow from operations of the Company.

      On December 2, 2005, the Company ratified an Employment Agreement with Charles V. Richardson with an effective date of November 16, 2005. The material terms of the Employment Agreement are as follows: (a) base compensation of $150,000 per year, plus medical insurance; (b) salary increases at the discretion of the board of directors of the Company; (c) terminable by the Company at any time, for cause, with notice and sixty days to cure any material breach of the employment agreement; (d) terminable by the Company without cause, with notice and payment of six months' severance pay based on compensation then in effect; (e) terminable by Mr. Richardson, for cause, with notice and the Company's payment of six months' severance pay based on compensation then in effect; and (f) terminable by Mr. Richardson, without cause, with notice. The Employment Agreement has a termination date of March 31, 2009.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Exhibits

            10.1  Form of Note Purchase Agreement

            10.2  Form of Convertible Promissory Note



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

            10.3  Form of Common Stock Purchase Warrant

            10.4  Employment   Agreement  between  the  Company  and  Donald  R.
                  Mastropietro dated November 16, 2005

            10.5 First Amendment to the Employment Agreement of Donald R. Mastropietro dated November 29, 2005

            10.6 Employment Agreement between the Company and Teresa J. Bray dated November 16, 2005

            10.7 First Amendment to the Employment Agreement of Teresa J. Bray dated November 29, 2005

            10.8 Employment Agreement between the Company and Charles V. Richardson dated November 16, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MEDICAL MEDIA TELEVISION, INC.
                                                (Registrant)

Date:    December 6, 2005                By: /s/Philip M. Cohen
                                             ------------------------------
                                             Philip M. Cohen, President and
                                             Chief Executive Officer


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